SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported, March 2, 2002



                               ALPHA HOLDING, INC.



         Delaware                     000-32307                    59-3518707
         --------                     ---------                    ----------
(State of Incorporation)       (Commission File Number)        (IRS I.D. Number)


                  515 Madison Avenue, Suite 2100, NY, NY 10022
                  --------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (212) 755-3636
                                 --------------
              (Registrant's telephone number, including area code)


          c/o Steven L. Siskind, 645 Fifth Ave. Suite 504, NY, NY 10022
          -------------------------------------------------------------
             (Former name or address, if changed since last report)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant

     On April 18, 2002, Halcyon Equities, Inc. and Madison Holdings, Inc each acquired 1,710,000 shares of the Company's issued and outstanding common stock for an aggregate 3,420,000 shares, consisting of 90% of the Company's issued and outstanding shares. 2,320,000 of the shares were purchased from Mid-Continental Securities Corp., and 1,100,000 shares were purchased from Glenn A. Little. The aggregate purchase price for the shares was $30,000.

Item 4.  Change in Registrant's certified account.

     On March 2, 2002, the Company engaged the accounting firm of Livingston Wachtell & Co. LLP ("Livingston") as its independent public accountants to review the Company's interim financial statements beginning with fiscal quarter ended March 31, 2002, and to audit the Company's financial statements beginning with fiscal year ending December 31, 2002. The appointment of new independent public accountants was approved by the Company's Board of Directors. We amicably concluded our relationship with our former independent public accountants, Nelson Mayoka & Company, P.C. ("NMC") effective with the appointment of Livingston.

     Prior to the appointment of Livingston, the Company did not consult with Livingston on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     There were no disagreements with NMC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused NMC to make references in their report to such disagreements.

     NMC's report on the Company's financial statements have contained no adverse opinion or disclaimer or opinion and were not modified as to audit scope or accounting principles.

     We have provided NMC with a copy of this disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. A copy of the letter addressed to the Commission is filed as Exhibit 1.0 to this report on Form 8-K.

Item 5.  Other Events.

     On December 12, 2002, John R. Rice, III was appointed as Chief Executive Officer, President and a Director of the Company, and Joseph Ingrassia was appointed as Secretary, Chief Financial Officer and a Director of the Company.




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Item 7.  Financial Statements and Exhibits

Exhibit 1.0 Letter from Nelson Mayoka & Company P.C. dated March 7, 2003, regarding 8-K disclosure.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 5, 2003

                                          ALPHA HOLDING, INC.
                                             (Registrant)


                                      By: /s/ John R. Rice
                                          --------------------------------------
                                        John R. Rice, III, President